UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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EDEN ENERGY CORP.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EDEN ENERGY CORP.
Suite 1660 – 1055 West Hastings Street
Vancouver, British Columbia V6E 2E9

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 12, 2010 at 10:00 a.m. (Vancouver Time)

NOTICE IS HEREBY GIVEN that Eden Energy Corp., a Nevada corporation (the "Company"), will hold an annual and special meeting of stockholders on July 12, 2010 at 10:00 a.m. (Vancouver time) at 1210-777 Hornby Street, Vancouver, British Columbia V6Z 1S4 (the "Meeting"). The Meeting is being held for the following purposes:

1.	to elect Donald Sharpe, Drew Bonnell, John Martin and Ralph Stensaker to serve as directors of the Company;

2.	to ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, as the Company's independent public accounting firm for the year ending December 31, 2010;

3.	to amend the Company's Articles of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 20,000,000 shares to 200,000,000 shares; and

4.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, the Company is not aware of any business to come before the Meeting other than the items noted above.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on June 10, 2010 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each stockholder of record will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: ____________________, 2010.

By Order of the Board of Directors,

/s/ Donald Sharpe
Donald Sharpe
Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 12, 2010 —the proxy statement and the annual report are available at <>.

EDEN ENERGY CORP.
Suite 1660 – 1055 West Hastings Street
Vancouver, British Columbia V6E 2E9

Proxy Statement for the Annual and Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual and Special Meeting of Stockholders (the "Meeting") to be held on July 12, 2010 at 10:00 a.m. (Vancouver time) at 1210-777 Hornby Street, Vancouver, British Columbia V6Z 1S4, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about June 18, 2010 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "Eden Energy" refer to Eden Energy Corp.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share ("Shares") as of the close of business on June 10, 2010 (the "Record Date"). Your Shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Shares at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each Share represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the Record Date there were 9,893,571 Shares issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is the majority of the outstanding Shares entitled to vote at the Meeting, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 through 3 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Pacific Stock Transfer Inc., 500 E Warm Springs Road, Las Vegas, NV 89119, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the Record Date are entitled to one (1) vote for each Share held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All Shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding Shares in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Shares. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since January 1, 2009, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the increase to our authorized share capital, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, we had a total of 9,893,571 Shares issued and outstanding.

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of Shares by each stockholder known by us to be the beneficial owner of more than 5% of our Shares and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the Shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the Shares, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Donald Sharpe	2,204,783(3)	21.76%
Drew Bonnell	190,000(4)	1.88%*

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
John Martin	70,045(5)	0.70%*
Ralph Stensaker	40,000(6)	0.40%*
Larry Kellison	110,000(7)	1.10%*
Directors and Executive Officers as a Group	2,614,828	25.85%

* Less than one percent (1%) of our issued and outstanding Shares on the Record Date.
(1) On January 7, 2010, we effected a 1:5 reverse stock-split of our authorized, issued and outstanding Shares. As a result, the authorized share capital decreased from 100,000,000 Shares to 20,000,000 Shares with a par value of $0.001 and the issued and outstanding share capital decreased from 49,467,856 Shares to 9,893,571 Shares. All Share amounts indicated above have been retroactively adjusted as required.
(2) Based on 9,893,571 Shares issued and outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting and investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the Shares listed above, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable.
(3) Includes an aggregate of 38,000 stock options.
(4) Mr. Bonnell's holdings consist of an aggregate of 190,000 stock options.
(5) Mr. Martin's holdings consist of an aggregate of 70,000 stock options.
(6) Mr. Stensaker's holdings consist of an aggregate of 40,000 stock options.
(7) Mr. Kellison's holdings consist of an aggregate of 110,000 stock options.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended December 31, 2009 and 2008; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended December 31, 2009 and 2008, who we will collectively refer to as the Named Executive Officers, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Donald Sharpe President and Director(1)	2009 2008	213,977 235,697	Nil Nil	Nil Nil	Nil 86,797	Nil Nil	Nil Nil	Nil Nil	213,977 322,494
Drew Bonnell Chief Financial Officer, Secretary, Treasurer and Director(2)	2009 2008	143,190 157,097	Nil Nil	Nil Nil	Nil 86,797	Nil Nil	Nil Nil	Nil Nil	143,190 243,894

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Larry Kellison, Chief Operating Officer(3)	2009 2008	151,044 151,044	Nil Nil	Nil Nil	Nil 86,797	Nil Nil	Nil Nil	Nil Nil	151,044 237,841

(1)	Mr. Sharpe was appointed President and a director on May 14, 2004.
(2)	Mr. Bonnell was appointed Chief Financial Officer, Secretary, Treasurer and Director on May 14, 2004.
(3)	Mr. Kellison was appointed Chief Operating Officer on May 1, 2006.

Other than as set out below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

A management fee expense of $213,977 was charged by D. Sharpe Management Inc., a company wholly-owned by Donald Sharpe, our president and a director of our company for the year ended December 31, 2009. We pay D. Sharpe Management Inc., a company wholly-owned by Donald Sharpe, our president and a director of our company, a management fee of CDN$20,392 per month pursuant to an amended management agreement dated December 21, 2007, effective January 1, 2008. During the twelve period ended December 31, 2008, we paid D. Sharpe Management Inc. an aggregate amount of $235,697 for employment services rendered by Donald Sharpe.

A management fee expense of $143,190 was charged by Drew Bonnell in his role as chief financial officer and director of our company for the year ended December 31, 2009. We pay Drew Bonnell, our chief financial officer and a director of our company, a management fee of CDN$13,594 per month, pursuant to an amended management consulting agreement dated December 21, 2007, effective January 1, 2008, in consideration for management services rendered by Drew Bonnell. During the twelve period ended December 31, 2008, we paid Drew Bonnell an aggregate amount of $157,097 for employment services rendered by him.

A management fee expense of $151,044 was charged by Larry Kellison in his role as chief operating officer of our company for the year ended December 31, 2009. We pay Larry Kellison, our chief operating officer, a management fee of $12,587 per month, pursuant to an Executive Employment Agreement dated December 21, 2007, effective January 1, 2008. During the twelve period ended December 31, 2008, we paid Larry Kellison an aggregate amount of $151,044 for employment services rendered by him.

2009 Grants of Plan-Based Awards

The following table provides information about equity and non-equity awards granted to the named executives in 2009:

GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Donald Sharpe President and Director	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Drew Bonnell Chief Financial Officer, Secretary, Treasurer and Director	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Larry Kellison, Chief Operating Officer	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Outstanding Equity Awards at Fiscal Year End

The particulars of unexercised options, stock that has not vested and equity incentive plan awards for our named executive officers are set out in the following table (table reflects January 7, 2010 1:5 reverse share split):

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Donald	40,000	-	-	12.50	May 1, 2010	-	-	-	-
Sharpe	50,000	-	-	12.50	Feb 28, 2011	-	-	-	-
President and	50,000	-	-	7.70	Dec 20, 2011	-	-	-	-
Director	50,000	-	-	3.00	Jan 22, 2013	-	-	-	-

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Drew Bonnell Chief Financial Officer, Secretary, Treasurer and Director	40,000 50,000 50,000 50,000	- - - -	- - - -	12.50 12.50 7.70 3.00	May 1, 2010 Feb 28, 2011 Dec 20, 2011 Jan 22, 2013	- - - -	- - - -	- - - -	- - - -
Larry Kellison Chief Operating Officer	30,000 30,000 50,000	- - -	- - -	12.50 7.70 3.00	May 1, 2011 Dec 20, 2011 Jan 22, 2013	- - -	- - -	- - -	- - -

Option Exercises and Stock Vested

During the fiscal year ended December 31, 2009 there were no options exercised by our Named Executive Officers.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

The following table sets forth a summary of the compensation paid to our non-employee directors in during the fiscal year ended December 31, 2009:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Martin	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Ralph Stensaker	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1) Based on the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended December 31, 2009 in accordance with SFAS 123R, excluding estimated forfeitures and using only actual forfeitures. The assumptions we used for calculating the grant date fair value are set forth in the notes to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2009.

(2) As of December 31, 2009, the aggregate number of Shares subject to outstanding option awards held by our non-employee directors was as follows: John Martin, 70,000 Shares; and Ralph Stensaker, 40,000 Shares (Note: the number of Shares reflects 1:5 reverse share split effective January 7, 2010).

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the Shares represented by valid proxies at the Meeting and any adjournments thereof. It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under "Nominees for Director" unless authority to vote in the election of directors is withheld on each proxy. Each nominee is currently a member of the Board of Directors. Each duly elected director will hold office until the 2011 Annual Meeting of Shareholders or until their successor shall have been elected and qualified. Although the Board of Directors does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

Our bylaws provide for our board of directors to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting. Currently, the Board of Directors consists of four directors.

The nominees for election at the Meeting to fill the positions on our board of directors are Donald Sharpe, Drew Bonnell, John Martin and Ralph Stensaker.

Our board of directors unanimously recommends a vote "FOR" the nominees: Donald Sharpe, Drew Bonnell, John Martin and Ralph Stensaker

For further information, please refer to the heading below "Nominees for Director".

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of the Company's directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Donald Sharpe	President and Director	52	May 14, 2004

Name	Position Held with the Company	Age	Date First Elected or Appointed
Drew Bonnell	Chief Financial Officer, Secretary, Treasurer and Director	53	May 14, 2004
John Martin	Director	53	August 31, 2004
Ralph Stensaker	Director	50	June 11, 2007

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, indicating the director's principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Donald Sharpe, President and Director

Mr. Sharpe has been the President and a director of the Company since May 14, 2004.

Mr. Sharpe graduated from the University of British Columbia with a Bachelor of Science degree in Geophysics in 1981 and joined Suncor Inc. in August of that year. From 1981 to 1987, Mr. Sharpe trained and worked as an exploration geophysicist, gaining experience in all parts of the exploration and development cycle throughout the Western Canadian Sedimentary Basin.

In 1987, Mr. Sharpe moved into the then new field of gas marketing where he was responsible for the direct marketing of Suncor's gas to industrial, commercial and utility customers in the United States and Eastern Canada. The position required negotiating skills, an understanding of the North American pipeline infrastructure, and an appreciation for the dynamics of natural gas supply and demand. Mr. Sharpe continued his formal education and received a Certificate in Business Management from the University of Calgary in 1989.

In 1990, Mr. Sharpe returned to exploration at Suncor in the position of group leader for British Columbia exploration. In this position, Mr. Sharpe managed a team of professionals in land, geology and geophysics and was responsible for the planning, budgeting and execution of the team's exploration program. Mr. Sharpe continued his education and graduated from the Banff School of Advanced Management in 1991.

In 1994, Mr. Sharpe left Suncor and returned to Vancouver to found and run a number of public companies. Operating under the umbrella of D. Sharpe Management Inc., Mr. Sharpe has consulted to, managed and served as a director of a number of start-up oil and gas companies including Patriot Petroleum Corp., Gemini Energy Inc., Velvet Exploration Inc., Netco Energy Inc. and Nation Energy Ltd. Mr. Sharpe currently serves as a director of Universal Power Corp., an oil and gas exploration firm with properties offshore of Namibia, Africa. From December 17, 2009 Mr. Sharpe has served as president and a director of Coronado Corp., an early stage start-up company incorporated in Nevada. (the common shares of which are registered under the Securities Exchange Act of 1934 and quoted on the OTC Bulletin Board).

Mr. Sharpe is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta and the Canadian Society of Exploration Geophysicists.

Drew Bonnell – Chief Financial Officer, Secretary, Treasurer and Director

Mr. Bonnell has been the Chief Financial Officer, Secretary, Treasurer and a director of the Company since May 14, 2004.

Mr. Bonnell graduated from the Richard Ivey School of Business at the University of Western Ontario with a Masters of Business Administration degree in 1998. For a period of 12 years prior to graduation, Mr. Bonnell served as president and director of multiple private companies engaged in tourism operations in key resort destinations in Western Canada. In these positions, Mr. Bonnell had the responsibility to manage the affairs of each of these companies, to ensure the operation of the business, and interact with all professional services and counsel as required.

From 1997 to divestiture in 2006, Mr. Bonnell served as president and director of a private BC based company with business interests in Whistler Canada. From December 17, 2009 Mr. Bonnell has served as chief financial officer, secretary and a director of Coronado Corp. an early stage start-up company incorporated in Nevada. (the common shares of which are registered under the Securities Exchange Act of 1934 and quoted on the OTC Bulletin Board).

Mr. Bonnell is active as a businessman and a member of the worldwide Ivey alumni association.

John Martin, Director

Mr. Martin has been a director of the Company since August 31, 2004. Mr. Martin is a graduate of IMD, one of the world's top business schools located in Lausanne, Switzerland. He is a corporate finance specialist and is currently the managing director of CMI, Credit Markets Investments Ltd. (Geneva). Previously, Mr. Martin was the senior VP and head of Capital Markets for Bank of Tokyo Mitsubishi AG (Switzerland), one of the world’s largest banks. While there from 1990 to 2000, he was a member of the Investment Policy Committee for private banking and an ALM committee member for the bank’s capital. Prior to this Mr. Martin was VP, Capital Markets for the Royal Bank of Canada (Suisse) and assistant treasurer and capital markets manager for Inspectorate Finance S.A. Geneva.

Ralph Stensaker, Director

Mr. Stensaker has been a director of the Company since June 11, 2007. Mr. Stensaker has an MBA from the Ivey School of Business at the University of Western Ontario and is a Certified General Accountant. He has 26 years of varied experience in finance and administration and is currently the principal of Stensaker & Company, Certified General Accountant, which is based in Burnaby, British Columbia and provides accounting and advisory services to small-medium sized businesses.

Information About the Board of Directors

Board and Committee Meetings

Our Board of Directors held no formal meetings during the year ended December 31, 2009. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporate Law and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

For the year ended December 31, 2009 our only standing committee of the board of directors was our audit committee.

Audit Committee

Currently our audit committee consists of our entire board of directors. Effective January 1, 2008 Ralph Stensaker was appointed chair of the audit committee. We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors.

During fiscal 2009 aside from quarterly review teleconferences, there were no meetings held by this committee. The business of the audit committee was conducted though these teleconferences and by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Nominating Committee

We do not have a nominating committee, rather the entire Board of Directors performs the functions of a nominating Committee and oversees the process by which individuals may be nominated to our Board of Directors.

As of December 31, 2009, we did not effect any material changes to the procedures by which our stockholders may recommend nominees to our Board of Directors. Our Board of Directors does not have a policy with regards to the consideration of any director candidates recommended by our stockholders. Our Board of Directors has determined that it is in the best position to evaluate the Company's requirements as well as the qualifications of each candidate when the Board of Directors considers a particular nominee. If stockholders wish to recommend candidates directly to our Board of Directors, they may do so by sending communications to the president of the Company at the address on the cover of this proxy statement.

Compensation Committee

We do not have a compensation committee.

Significant Employees

Our significant employees, their ages and positions held are set forth in the table below. Also set forth below is a brief account of the education and business experience during at least the past five years of such significant employees, other than for Messrs. Sharpe and Bonnell whose information appears under the heading of "Nominees for Director" above, indicating the significant employee's principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Name	Position Held with our Company	Age
Donald Sharpe	President	52
Drew Bonnell	Chief Financial Officer, Secretary and Treasurer	53
Larry Kellison	Chief Operating Officer	55

Larry Kellison – Chief Operating Officer

Mr. Kellison has been the Company's Chief Operating Officer since May 1, 2006.

Mr. Kellison is a professional Geologist with more than 30 years of varied oil and gas experience. From December 2001 to November 2005, he was Vice President and General Manager for Black Hills Corporation’s oil and gas subsidiary in Golden, Colorado where he led the company’s operations throughout the U.S. From March 2000 to December 2001 he was an independent geologist. From December 17, 2009 Mr. Kellison has served as chief operating officer and a director of Coronado Corp. an early stage start-up company incorporated in Nevada. (the common shares of which are registered under the Securities Exchange Act of 1934 and quoted on the OTC Bulletin Board).

Mr. Kellison holds a B. Sc from the University of Mississippi and a M. Sc in geology from the University of Nebraska. Mr. Kellison is Certified Petroleum Geologist and member of the American Association of Petroleum Geologists, a registered Professional Geologist by the State of Wyoming, and a member of the Rocky Mountain Association of Geologists, Montana Geological Society and Nevada Petroleum Society.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

Our directors and executive officers, promoters or control persons have not been involved in any of the following events during the past five years:

1.           any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.           any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.           being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.           being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Code of Ethics

We have adopted a Code of Ethics that applies to, among other persons, the Company's president, secretary and Chief Financial Officer (being our principal executive officer, principal financial officer and principal accounting officer), as well as persons performing similar functions, and which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as Exhibit 14.1 to our annual report on Form 10-K filed with the SEC on April 14, 2004. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our president, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC. We will provide a copy of the Code of Ethics and Business Conduct to any person without charge, upon request. Requests can be sent to: Eden Energy Corp., Suite 1660 – 1055 West Hastings Street, Vancouver, British Columbia Canada V6E 2E9.

Audit Committee Financial Expert

Our Board of Directors has determined that it does have a director who qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2009, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with.

Director Independence

Currently, our Board of Directors consists of four (4) directors, consisting of Donald Sharpe, Drew Bonnell, John Martin and Ralph Stensaker. The Company has determined that John Martin and Ralph Stensaker qualify as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Transactions with Related Persons, Promoters and Certain Control Persons

Except as disclosed herein, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITOR

Stockholder ratification of the appointment of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, as our independent auditor is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and its stockholders.

Our board of directors has considered and determined that the services provided by Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants are compatible with maintaining the principal accountant's independence.

Representatives of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants are not expected to be present at the Meeting.

Our board of directors unanimously recommends a vote "FOR" the ratification of the appointment of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants as our independent auditors for the ensuing fiscal year.

The following table sets forth the fees billed to the company for professional services rendered by the company's independent registered public accounting firm, for the years ended December 31, 2009 and 2008:

Services	2009 $	2008 $
Audit fees	53,000	66,500
Tax fees	Nil	6,500
All other fees	Nil	Nil
Total fees	53,000	73,000

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

We do not use Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, to provide compliance outsourcing services.

Effective May 6, 2003, the SEC adopted rules that require that before Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (the functions of which are performed by our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our entire Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants and believe that the provision of services for activities unrelated to the audit is compatible with maintaining the independence of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants.

PROPOSAL NO. 3 - AMENDMENT TO OUR COMPANY'S ARTICLES

Our Articles of Incorporation (the "Articles") currently authorize the issuance of 20,000,000 shares of common stock, $0.001 par value. On May 20, 2010, our Board of Directors approved, subject to receiving the approval of a majority of the stockholders of our Shares, an amendment to our Articles to increase our authorized share capital to 200,000,000 shares, par value $0.001 per share.

The general purpose and effect of the amendment to our Articles is to increase our authorized share capital, which will enhance the Company's ability to finance the development and operation of our business.

Our Board of Directors approved the amendment to the Articles to increase our authorized share capital so that such additional authorized Shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized Shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of Shares will provide the Company with greater flexibility, allowing it to issue such Shares, in most cases, without the expense of delay of seeking stockholder approval. The Company is continually investigating additional sources of financing which our Board of Directors believes will be in our best interests and in the best interests of our stockholders. We do not currently have any agreements for any transaction that would require the issuance of additional Shares. The Shares carry no pre-emptive rights to purchase additional Shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to the Articles to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our Board of Directors will have the authority to issue additional Shares without requiring prior stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional Shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to existing stockholders.

The increase in the authorized number of Shares and the subsequent issuance of such Shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares could be issued (within limits imposed by applicable law) in one or more transactions. Any such additional issuance could have the effect of diluting the earnings per Share and book value per Share of our issued and outstanding Shares, and such additional Shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional Shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

Dissenters' Rights of Appraisal

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment of our Articles and we will not independently provide our stockholders with any such right.

Voting Procedure

The proposed amendment of our Articles will require the approval of stockholders holding at least a majority of Shares entitled to be voted at the Meeting.

"HOUSEHOLDING" OF PROXY MATERIAL

The SEC permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Donald Sharpe
Donald Sharpe
Director

PROXY CARD

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
EDEN ENERGY CORP.
(the "Company")

TO BE HELD AT 1210-777 HORNBY STREET, VANCOUVER, BRITISH COLUMBIA V6Z 1S4
ON JULY 12, 2010 at 10:00 a.m. (local time)
(the "Meeting")

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Donald Sharpe, an officer of the Company, or failing this person, Drew Bonnell, an officer of the Company, or in the place of the foregoing, __________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

[ ]	Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., July 9, 2010 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
Donald Sharpe	FOR	[ ]	WITHHELD	[ ]
Drew Bonnell	FOR	[ ]	WITHHELD	[ ]
John Martin	FOR	[ ]	WITHHELD	[ ]
Ralph Stensaker	FOR	[ ]	WITHHELD	[ ]

PROPOSAL 2: To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, as the Company's independent public accounting firm for the fiscal year ending December 31, 2010	FOR	[ ]	AGAINST	[ ]

PROPOSAL 3: Amendment to Articles – Increase in Authorized Share Capital	FOR	[ ]	AGAINST	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: __________________________	Signature: __________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.           This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.           If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.           A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.           A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)           appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)           appoint another proxyholder.

5.           The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Pacific Stock Transfer Company. by mail or by fax, at any time up to and including 10:00 a.m. (local time) on July 9, 2010, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Pacific Stock Transfer Company
4045 South Spencer Street, Suite 403
Las Vegas, NV 89119
Fax: (702) 433-1979